                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        --------------------------------

                        DATE OF REPORT:         JANUARY 21, 2005
                                        --------------------------------
                                        (DATE OF EARLIEST EVENT REPORTED)

                                    333-82617
                                   -----------
                                   (COMMISSION
                                   FILE NUMBER)

    MICHIGAN              VENTURE HOLDINGS COMPANY LLC             38-3470015
    MICHIGAN                       VEMCO, INC.                     38-2737797
    MICHIGAN             VENTURE INDUSTRIES CORPORATION            38-2034680
    MICHIGAN         VENTURE MOLD & ENGINEERING CORPORATION        38-2556799
    MICHIGAN                 VENTURE LEASING COMPANY               38-2777356
    MICHIGAN                   VEMCO LEASING, INC.                 38-2777324
    MICHIGAN              VENTURE HOLDINGS CORPORATION             38-2793543
    MICHIGAN                 VENTURE SERVICE COMPANY               38-3024165
    MICHIGAN               EXPERIENCE MANAGEMENT, LLC              38-3382308
    MICHIGAN                  VENTURE EUROPE, INC.                 38-3464213
    MICHIGAN                 VENTURE EU CORPORATION                38-3470019
---------------  ---------------------------------------------  ----------------
(STATE OR OTHER  (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS  (I.R.S. EMPLOYER
JURISDICTION OF                   CHARTER)                       IDENTIFICATION
 INCORPORATION)                                                      NUMBER)

          6555 15 MILE ROAD
       STERLING HEIGHTS, MICHIGAN                          48312
----------------------------------------                 ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)

                                 (586) 276-1701
               ---------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR140.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.

            Venture Holdings Company LLC ("Venture Holdings") and its subsidiaries, Vemco, Inc., Venture Industries Corporation, Venture Mold and Engineering Corporation, Venture Leasing Company, Venture Leasing, Inc., Venture Holdings Corporation, Venture Service Company, Experience Management LLC, Venture Europe, Inc. and Venture EU Corporation (collectively with Venture Holdings, the "Debtors"), are each Debtors and Debtors-in-Possession in jointly administered cases under Chapter 11 of the United States Bankruptcy Code (collectively, the "Chapter 11 Cases") in the United States Bankruptcy Court for the Eastern District of Michigan, Southern Division, Detroit, Michigan (the "Bankruptcy Court").

            On January 21, 2005, Judge Thomas Tucker entered an order denying confirmation of the Debtors' Second Amended Joint Plan of Reorganization (the "Plan"), which Plan had been filed with the Bankruptcy Court on May 26, 2004 and is included as Exhibit 99 to the Debtors' Current Report on Form 8-K dated May 26, 2004. On January 26, 2005, Judge Tucker amended his Opinion filed January 21, 2005. A copy of the Amended Opinion Denying Confirmation of Debtors' Second Amended Joint Plan or Reorganization is attached hereto as Exhibit 99. The Debtors have a hearing scheduled for February 1, 2005, at which they will seek approval of sale procedures to sell substantially all of the assets of the Debtors under section 363 of the Bankruptcy Code.

            The statements contained in this Current Report on Form 8-K that are not purely historical, including statements regarding the Debtors' expectations, beliefs, intentions, or strategies pertaining to Bankruptcy Court approval of sale procedures relating to the sale of substantially all of the Debtors' assets, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 31E of the Securities Exchange Act of 1934. Such forward-looking statements are not guarantees of future events and involve risks and uncertainties that may cause actual events to differ materially from those projected in the forward-looking statements as a result of various factors. All forward-looking statements included in this document are based on information available to the Debtors on the date hereof, and the Debtors assume no obligation to update any such forward-looking statement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

            (a) Financial Statements of Businesses Acquired.

                        Not applicable.

            (b) Pro Forma Financial Information.

                        Not applicable.

            (c) Exhibits.

EXHIBIT
  NO.                             DESCRIPTION
  ---                             -----------
  99         Amended Opinion Denying Confirmation of Debtors' Second Amended
             Joint Plan of Reorganization

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          VENTURE HOLDINGS COMPANY LLC
                                          VEMCO, INC.
                                          VENTURE INDUSTRIES CORPORATION
                                          VENTURE MOLD & ENGINEERING
                                              CORPORATION
                                          VENTURE LEASING COMPANY
                                          VENTURE LEASING, INC.
                                          VENTURE HOLDINGS CORPORATION
                                          VENTURE SERVICE COMPANY
                                          EXPERIENCE MANAGEMENT, LLC
                                          VENTURE EUROPE, INC.
                                          VENTURE EU CORPORATION

                                          By: /s/  David E. Barnes
                                              ----------------------------------
                                              David E. Barnes
                                              Vice President and General Counsel

Date: January 27, 2005

                                  EXHIBIT INDEX

EXHIBIT
  NO.                                 DESCRIPTION
  ---                                 -----------
  99         Amended Opinion Denying Confirmation of Debtors' Second Amended
             Joint Plan of Reorganization